                                                                    Exhibit 10.6

                   FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT
                   ------------------------------------------

         This First Amendment to Note Purchase Agreement (this "AMENDMENT"), dated as of March 31, 1997, is entered into by and among INTERNATIONAL TOTAL SERVICES, INC., an Ohio corporation (the "COMPANY"), and SEIDLER CAPITAL PARTNERS L.P., a Delaware limited partnership ("LENDER").

                                    RECITALS

         A. The Company and Lender have entered into that certain Note Purchase Agreement, dated as of November 25, 1996 (the "NOTE AGREEMENT"), in connection with the issuance by the Company to Lender of a 20.0% Note in the original principal amount of $3,000,000.

         B. The Company has notified Lender that the Company has entered into an Asset Purchase Agreement (herein so called and together with all documents executed in connection therewith, the "ACQUISITION DOCUMENTS") with Intex Aviation Services, Inc. (the "TARGET"), dated March 7, 1997, pursuant to which the Company will purchase substantially all of the assets of the Target for a total purchase price of $5,141,772.00, subject to adjustment pursuant to the terms of the Asset Purchase Agreement (the "ACQUISITION"). In connection with the Acquisition, (i) the Company will issue a certain term note to the order of the Senior Creditor (as defined in the Note Agreement) in the original principal amount of $2,000,000.00 in substantially the form of ANNEX A attached hereto and
(ii) the Senior Creditor will increase its revolving credit facility as set forth on ANNEX B attached hereto (collectively, the "SENIOR CREDITOR TRANSACTIONS").

         C. The Company has requested that Lender consent to the Acquisition and the Senior Creditor Transactions because absent Lender's consent thereto, both the Acquisition and the Senior Creditor Transactions would violate the terms and conditions of the Note Agreement and allow an acceleration of the Senior Subordinated Obligations.

         D. The Company has requested that Lender amend the Note Agreement to
(i) allow and provide for the Acquisition and the Senior Creditor Transactions and (ii) allow and provide for certain other amendments to the Note Agreement, and Lender is willing to do so subject to the terms and conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree to follows:

1. DEFINITIONS. All capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to them in the Note Agreement.

2. AMENDMENTS. The Note Agreement is hereby amended as follows:

         2.1 AMENDMENT TO SECTION 1.1; AMENDMENT AND RESTATEMENT OF CERTAIN DEFINITIONS. Effective as of the date hereof, SECTION 1.1 is hereby amended and amending and restating the following definitions as follows:

                  "SENIOR CREDITOR" means Bank One, Cleveland, NA, a national banking association organized and existing under the laws of the United States of America, or any of its assignees to which Lender shall have consented in writing which consent shall not be unreasonably withheld.

                  "SENIOR DEBT" means, at any given time, the Indebtedness (whether now outstanding or hereafter incurred) of the Company in respect of the Senior Loan Agreement in a principal amount not to exceed $10,500,000.00 in revolving loans, $2,400,000.00 in term loans (less the aggregate amount of principal payments made by the Company to the Senior Creditor under such term loans), plus interest, fees, expenses and indemnities payable under the Senior Loan Agreement and any notes, security documents, guaranties or other loan documents referred to therein or pursuant thereto, secured by all assets of the Company and each Guarantor.

                  "SENIOR LOAN AGREEMENT" means the Third Amended and Restated Consolidated Replacement Credit Facility and Security Agreement, between the Company and the Senior Creditor, dated as of March 31, 1997, and all documents and instruments delivered pursuant thereto in connection with the loans and advances made thereunder.

                  "SENIOR LOANS" means revolving loans in the maximum principal amount of $10,500,000.00 and term loans in the maximum aggregate principal amount of $2,400,000.00 (less the aggregate amount of principal payments made by the Company to the Senior Creditor under such term loans) made to the Company by the Senior Creditor under the Senior Loan Agreement and any permitted replacements and refinancings thereof."

                  "TANGIBLE NET WORTH" shall mean at any time, the aggregate of subordinated debt of the Company (indebtedness which is subordinated and junior in right of payment to the Obligations (as defined in the Senior Loan Agreement as in effect on March 31, 1997) to the extent, in such manner, and pursuant to an instrument evidencing such subordination, acceptable to Lender) plus the sum of the following amounts set forth in a consolidated balance sheet of the Company, prepared in accordance with GAAP: (a) the par or stated value of all outstanding capital stock; (b) capital surplus; (c) retaining earnings, less the sum of: (i) any surplus resulting from any write-up of assets of the Company subsequent to December 31, 1996; (ii) good will, contracts and non-competition agreements, including any amounts, however designated on a consolidated balance sheet of the Company, representing the excess of the purchase price paid for assets or stock acquired over the value assigned thereto on the books of the Company; (iii) proprietary rights of the Company, including all patents, trademarks, trade names and copyrights; (iv) loans, including principal and accrued but unpaid interest, and advances to stockholders, directors, officers or employees of the Company; and (v) deferred expenses.

         2.2. AMENDMENT TO SECTION 3.2. Effective as of the date hereof, the second sentence of SECTION 3.2 is hereby deleted in its entirety and the following substituted in lieu thereof:

                  "No Prepayment Premium will be due if the Company, prior to November 1, 1997, prepays the Obligations in accordance with the terms of this Section, with funds (a) which are internally generated in the ordinary course of the Company's business; (b) which consist of direct proceeds from a public offering of the Company's Securities for a minimum of $15 million; (c) from the proceeds of a sale of all or substantially all of the stock or assets of the Company or (d) pursuant to SECTION 3.3 hereof."

         2.3. ADDITION OF SECTION 3.9. Effective as of the date hereof, a new
SECTION 3.9 is hereby added to the Note Agreement as follows:

                  "3.9 MANDATORY PREPAYMENT. In the event of any Public Offering by the Company of any of the Company's debt or equity securities, the Company shall prepay the Obligations in an amount equal to the lesser of the (i) net proceeds of any such Public Offering or (ii) the aggregate amount of all Obligations (including any applicable Prepayment Premium), any such prepayment to be made within five (5) Business Days of receipt of such net proceeds. Any prepayment under this SECTION 3.9 shall be applied first to accrued interest, second to any applicable Prepayment Premium, third to installments of principal in the inverse order of their maturities and fourth to any expenses and/or damages for which Lender may be entitled."

         2.4. AMENDMENT TO SECTION 8.8. Effective as of the date hereof, SECTION
8.8 is hereby deleted in its entirety and the following substituted in lieu thereof:

                  "8.8 MODIFICATION OF SENIOR LOAN AGREEMENT AND REFINANCINGS OF SENIOR DEBT. The Company will not agree or consent to any modification, amendment or waiver of any of the terms or provisions of the Senior Loan Documents in effect on the date hereof without Lender's prior written consent except as set forth in the Subordination Agreement. Notwithstanding anything to the contrary contained herein, the Company will not agree to any refinancing of the Senior Debt without the prior written consent of Lender."

         2.5. AMENDMENT TO SECTION 8.9. Effective as of the date hereof, SECTION
8.9 is hereby deleted in its entirety and the following substituted in lieu thereof:

                  "8.9 CAPITAL EXPENDITURES. The Company will not incur or make Capital Expenditures during any fiscal year of the Company which, in the aggregate, exceed Seven Hundred Fifty Thousand Dollars ($750,000)."

         2.6. AMENDMENT TO SECTION 8.10. Effective as of the date hereof,
Section 8.10 is hereby deleted in its entirety and the following substituted in lieu thereof:

         "8.10 FINANCIAL COVENANTS.

                  (a) RATIO OF LIABILITIES TO TANGIBLE NET WORTH. The Company will, at all times during the term of this Agreement, maintain a ratio of total unsubordinated liabilities (including deferred liabilities and/or deferred income), computed in accordance with GAAP to Tangible Net Worth of not more than 9.5 to 1.0 at March 31, 1998 and thereafter, and a ratio of employable assets (current assets plus gross fixed assets) in relation to current liabilities plus senior funded bank debt of 1.1 to 1.0 through March 30, 1998 and 1.2 to 1.0 thereafter to be tested quarterly beginning June 30, 1997, such covenant to be calculated in accordance with GAAP based on Borrower's quarterly and fiscal year-end financial statements.

                  (b) TANGIBLE NET WORTH. The Company will, at all times during the periods listed below, maintain a Tangible Net Worth equal to or greater than One Million Two Hundred Seventy Thousand Dollars ($1,270,000) at March 31, 1998 and thereafter, such covenant to be calculated annually in accordance with GAAP based on the Company's fiscal year-end financial statements. The Company's Tangible Net Worth as of March 31, 1997 shall increase by at least $800,000 at September 30, 1997 and by an additional $800,000 at December 31, 1997.

                  (c) DEBT SERVICE COVERAGE RATIO. The Company will, at all times, maintain Debt Coverage (as defined herein) of not less than 2.0 to 1.0 at March 31, 1997 and thereafter. "Debt COVERAGE" as used in this SECTION 8.10(c) means the ratio of the Company's net income, plus depreciation and amortization and net interest paid to the Lender, to the sum of all principal and interest paid or payable to the Lender, calculated quarterly in accordance with GAAP based upon the Company's quarterly and fiscal year end financial statements."

         2.7. AMENDMENT TO SCHEDULE 5.17 TO THE AGREEMENT. Effective as of the date hereof, SCHEDULE 5.17 to the Note Agreement is hereby deleted in its entirety and replaced with SCHEDULE 5.17 attached hereto as ANNEX C.

         2.8. AMENDMENT TO SCHEDULE 5.27 TO THE NOTE AGREEMENT. Effective as of the date hereof, SCHEDULE 5.27 to the Note Agreement is hereby deleted in its entirety and replaced with SCHEDULE 5.27 attached hereto as ANNEX D.

3. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

         3.1 Lender shall have received:

                  (a) this Amendment, duly executed by the Company;

                  (b) a certificate of the Secretary of the Company (hereinafter referred to as a "COMPANY GENERAL CERTIFICATE"), certified by the Secretary of such Company and acknowledging (i) that its Board of Directors has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance of this Amendment and all Other Agreements to which such party is or is to be a party, and (ii) the names of the officers of such party authorized to sign this Amendment and each of the Other Agreements to which such party is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers;

                  (c) copies of the Acquisition Documents and all exhibits thereto,

                  (d) certificates of existence and good standing for the Company, issued within 15 days prior to the date of this Amendment by the Secretary of State or other appropriate official in the jurisdiction in which it was incorporated which have not already been received by Lender;

                  (e) a Consent Letter duly executed by the Senior Lender substantially in the form of Annex E attached hereto;

                  (f) the results of Uniform Commercial Code searches showing all filings on file against the Target (and its predecessors), each such search dated a date reasonably close to the date of this Amendment;

                  (g) a Collateral Assignment of Asset Purchase Agreement, duly executed by the Company and acknowledged by the Target; and


                  (h) such additional documents, instruments and information as Lender or its legal counsel may request.

         3.2. All Uniform Commercial Code financing statements required or, in Lender's opinion, advisable to be filed in order to create, in favor of the Lender, a second priority perfected Lien on the Collateral of the Company with respect to which a Lien can be perfected by means of filing a Uniform Commercial Code financing statement, shall have been properly executed and delivered to Lender, and all necessary filing, subscription and inscription fees and all recording and other similar fees, and all taxes and other expenses related to such filings and recordings have been paid in full by or on behalf of the Company.

         3.3. The representations and warranties contained herein and in the Note Agreement and the Other Agreements, as amended hereby, shall be true and correct on and as of the date hereof after giving effect to the Acquisition and the Senior Creditor Transactions and the other transactions contemplated by this Amendment.

         3.4. No Event of Default under the Note Agreement, as amended hereby, shall have occurred and be continuing, unless such Event of Default has been specifically waived in writing by Lender.

         3.5. The Senior Loan Agreement shall have been duly executed and delivered by the parties thereto and shall be on terms and conditions satisfactory to Lender, and all conditions precedent to funding of the Senior Loans contemplated thereunder shall have been satisfied or waived.

         3.6. The Acquisition Documents shall have been duly executed and delivered by the parties thereto, all conditions to the consummation of the Acquisition shall have been satisfied or waived with Lender's consent, and the terms and provisions of the Acquisition Documents and the structure of the Acquisition shall be satisfactory to Lender.

         3.7. The results of Lender's due diligence regarding the Company, the Senior Creditor Transactions and the Acquisition shall be satisfactory to Lender, and Lender shall be satisfied with the assets and books and records and the business and financial condition of the Company, after giving effect to the Acquisition and the Senior Creditor Transactions.


         3.8. Lender shall have received the written legal opinion of the Company's internal legal counsel.

         3.9. All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

         3.10 Lender shall have received an amendment fee in the amount of $30,000 in immediately available funds.

4. RATIFICATIONS, REPRESENTATIONS, WARRANTIES AND COVENANTS.

         4.1. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Note Agreement and the Other Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Note Agreement and the Other Agreements are ratified and confirmed and shall continue in full force and effect. The Company and Lender agree that the Note Agreement, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with its respective terms.

         4.2. The Company hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and the Acquisition Documents and any and all other agreements executed and/or delivered in connection herewith or therewith have been authorized by all requisite corporate action on the part of the Company, as applicable, and will not violate its respective Articles of Incorporation or Bylaws; (b) the representations and warranties contained in the Note Agreement and the Other Agreements, as amended hereby, are, and after giving effect to the Acquisition and the Senior Creditor Transactions will be, true and correct on and as of the date hereof as though made on and as of such date; (c) no Event of Default under the Note Agreement, as amended hereby, has occurred and is continuing, unless such Event of Default has been specifically waived in writing by Lender; (d) the Company is, and after giving effect to the Acquisition and Senior Creditor Transactions will be, in full compliance with all covenants and agreements contained in the Note Agreement, as amended hereby, and the Other Agreements; and (e) the Company has not amended its Articles of Incorporation or its Bylaws since November 25, 1996 other than as previously disclosed to Lender.

5. LIMITED WAIVER.

         Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties of the Company set forth herein, Lender hereby consents to the Acquisition and the Senior Creditor Transactions. In addition, Lender hereby waives any Event of Default arising under the Note Agreement solely by reason of the Company's violation of (i) SECTION 8.1 of the Note Agreement resulting from the Senior Creditor Transactions, (ii) SECTION 8.3(b) of the Note Agreement resulting from the Acquisition, and (iii) SECTION
8.8 of the Note Agreement resulting from the issuance of the Senior Creditor Transactions. Other than as set forth in the preceding sentence, nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Note Agreement, the Other Agreements, this Amendment, or of any other contract or instrument between either of the Company and Lender, and the failure of Lender at any time or times hereafter to require strict performance by the Company of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Note Agreement, the Other Agreements, this Amendment and any other contract or instrument between either of the Company and Lender.

6. MISCELLANEOUS.

         6.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Note Agreement or any Other Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Agreements, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

         6.2. REFERENCE TO NOTE AGREEMENT. Each of the Note Agreement and the Other Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Note Agreement, as amended hereby, are hereby amended so that any reference in the Note Agreement and such Other Agreements to the Note Agreement shall mean a reference to the Note Agreement as amended hereby.

         6.3. EXPENSES OF LENDER. As provided in the Note Agreement, the Company agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other agreements executed pursuant hereto, including, without limitation, the reasonable costs and fees of Lender's legal counsel.

         6.4. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         6.5. SUCCESSORS AND ASSIGNS. This Amendment will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

         6.6. HEADINGS. The headings of the sections and subsections of this Amendment are inserted for convenience only and do not constitute a part of this Amendment.

         6.7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, which shall collectively constitute one agreement.

         6.8. LAW GOVERNING. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN SUBSTANTIALLY NEGOTIATED AND MADE IN THE STATE OF MINNESOTA AND SHALL BE INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE INTERNAL LAWS OF THE STATE OF MINNESOTA APPLICABLE TO AN AGREEMENT EXECUTED, DELIVERED AND PERFORMED THEREIN, WITHOUT GIVING EFFECT TO THE CHOICE-OF-LAW RULES THEREOF OR ANY OTHER PRINCIPLE THAT COULD REQUIRE THE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION.

         6.9. WAIVER; MODIFICATION. NO PROVISION OF THIS AMENDMENT MAY BE WAIVED, CHANGED OR MODIFIED, OR THE DISCHARGE THEREOF ACKNOWLEDGED, ORALLY, BUT ONLY BY AN AGREEMENT IN WRITING SIGNED BY THE PARTY AGAINST WHOM THE ENFORCEMENT OF ANY WAIVER, CHANGE, MODIFICATION OR DISCHARGE IS SOUGHT.

         6.10. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF LENDER IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

         6.11. FINAL AGREEMENT. THE NOTE AGREEMENT, AS AMENDED HEREBY, AND THE OTHER AGREEMENTS REPRESENT THE ENTIRE EXPRESSION OF THE

PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE NOTE AGREEMENT, AS AMENDED HEREBY, AND THE OTHER AGREEMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, THE Company and Lender have caused this Amendment to be executed and delivered as of the date first written.

                                   Company
                                   -------

                                   INTERNATIONAL TOTAL SERVICES,
                                   INC.



                                   By:
                                       -----------------------------------
                                   Its:
                                       -----------------------------------



                                   Lender:
                                   -------

                                   SEIDLER CAPITAL PARTNERS L.P.
                                   -----------------------------

                                   By:  Seidler Capital, Ltd., its General
                                        Partner



                                   By:
                                       -----------------------------------
                                        Scott L. Becker
                                        Managing Director

                            CONSENT AND RATIFICATION


         The undersigned, NBC Leasing, Inc., ITS Sales Corp, Crown-Technical Systems, Inc., T.I.S., Incorporated, Certified Investigative Services Inc. I.T.S. of New York, Inc., Selective Detective Services, Inc., International Total Services (Holdings) Limited, International Total Services, Limited, NBC Holdings, B.V., International Transport Security, LTD. and International Transport Services, Ltd., have each executed a Guaranty Agreement, dated as of November 25, 1996 (collectively, the "GUARANTIES" and individually a "GUARANTY"), in favor of Seidler Capital Partners L.P. (the "LENDER"). The undersigned hereby consent and agree to the terms of the First Amendment to Note Purchase Agreement dated as of the 31st day of March, 1997 (the "AMENDMENT"), executed by INTERNATIONAL TOTAL SERVICES, INC., an Ohio corporation (the "BORROWER"), and Lender, a copy of which is attached hereto, and the undersigned agree that the Guaranties shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of each of the undersigned enforceable against each of the undersigned in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) its respective Guaranty is not subject to any claims, defenses or offsets, (b) nothing contained in the Amendment or any of the Other Agreement; shall adversely affect any right or remedy of Lender under Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantors pursuant to the Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned, and (e) by virtue hereof and by virtue of the Guaranties, the undersigned hereby guarantees to Lender the prompt and full payment and full and faithful performance by Borrower of that portion of the Indebtedness set forth in the Guaranties on the terms and conditions set forth therein and any time further modified or amended.


                                  NBC LEASING, INC.



                                  By:
                                       -----------------------------------
                                  Its:
                                       -----------------------------------


                                  ITS SALES CORP.



                                  By:
                                       -----------------------------------
                                  Its:
                                       -----------------------------------

                                   CROWN TECHNICAL SYSTEMS, INC.



                                   By:
                                       -----------------------------------
                                   Its:
                                       -----------------------------------


                                   T.I.S., INCORPORATED



                                   By:
                                       -----------------------------------
                                   Its:
                                       -----------------------------------


                                   CERTIFIED INVESTIGATIVE
                                   SERVICES, INC.



                                   By:
                                       -----------------------------------
                                   Its:
                                       -----------------------------------


                                   I.T.S. OF NEW YORK, INC.



                                   By:
                                      ------------------------------------
                                   Its:
                                      ------------------------------------

                                   SELECTIVE DETECTIVE SERVICES,
                                   INC.



                                   By:
                                       -----------------------------------
                                   Its:
                                       -----------------------------------

                                  INTERNATIONAL TOTAL SERVICES
                                  (HOLDINGS) LIMITED



                                  By:
                                       -----------------------------------
                                  Its:
                                       -----------------------------------


                                  INTERNATIONAL TOTAL SERVICES,
                                  LIMITED



                                  By:
                                       -----------------------------------
                                  Its:
                                       -----------------------------------


                                  NBC HOLDINGS, B.V.



                                  By:
                                       -----------------------------------
                                  Its:
                                       -----------------------------------


                                  INTERNATIONAL TRANSPORT
                                  SECURITY, LTD.



                                  By:
                                       -----------------------------------
                                  Its:
                                       -----------------------------------


                                  INTERNATIONAL TRANSPORT
                                  SERVICES, LTD.



                                  By:
                                       -----------------------------------
                                  Its:
                                       -----------------------------------